Exhibit 99.9a


                                                                EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of May 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), GreenPoint Mortgage Funding, Inc. as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-7 (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

         WHEREAS MSMCI, the Seller and the Servicer have entered into a certain First Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of March 15, 2005 (the "March Purchase Agreement), and a certain Fourth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of December 1, 2005, (the "Agreement," and together with the March Agreement and as further amended or modified to the date hereof, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans; and, in connection with the transfer of the Mortgage Loans hereunder, the Seller and Servicer agree that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Agreement;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1. Assignment and Assumption

         (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

              MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

         (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on


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behalf of the Trust, hereby accepts such assignment from the Depositor (the
"Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in
Section 28 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement") for the Morgan Stanley Mortgage Loan Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.



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         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

         (c) Each of the Depositor, MSMCI, Seller and Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Sections 7.01 and 7.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

         4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number:  121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to:  50922400, MSM 2006-7

         The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-7
                  Office Number:  (410) 884-2000
                  Telecopier: (410) 715-2380



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         5. Amendments to the Agreement

         The parties to this Assignment hereby agree to amend the Agreement as follows:

               (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

               (b) Subsection 11.19(d) of the Agreement is hereby amended and restated in its entirety as follows:

                           "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser in writing of (A) any material litigation or governmental proceedings pending against the Servicer, any Subservicer or any Third-Party Originator that would be material to a security holder, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement related thereto, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any applicable Reconstitution Agreement related thereto and (ii) provide to the Purchaser a description of such proceedings, affiliations or relationships."

               (c) Subsection 11.19(f) of the Agreement is hereby deleted in its entirety.

               (d) The following paragraphs are hereby incorporated into the Agreement as new Subsections 11.19(f) and (g):

                           "(g) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                                    (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);




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


                                    (ii) material breaches of pool asset
                                    representations or warranties or
                                    transaction covenants (Item 1121(a)(12) of
                                    Regulation AB); and

                                    (iii)information regarding new
                                    asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

                           (h) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."

               (e) Subsections 11.19(g) and 11.19(h) of the Agreement is hereby renumbered as Subsections 11.19(h) and 11.19(i), respectively.

               (f) Subsection 11.19(i) is hereby amended to delete the cross-reference "paragraph (g)" and replace with the cross-reference paragraph (h).

               (g) Subsections 11.20(a)(iv) and 11.20(a)(v) are hereby replaced in their entirety with the following:

                           "(iv) cause each Subservicer, and each
                           Subcontractor determined by the Servicer pursuant to Subsection 11.24(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser an assessment of compliance and accountants' attestation as and when provided in paragraphs (ii) and (iii) of this Section; and

                           (v) deliver, and cause each Subservicer and Subcontractor described in clause (iv) above, to the Purchaser and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the company, in the form attached hereto as Exhibit 16."

               (h) Subsection 11.21 of the Agreement is hereby amended and restated in its entirety as follows:

                           "Annual Independent Public Accountants' Servicing Report or Attestation. On or before March 1, 2007, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser and the Master Servicer to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.



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



                           Notwithstanding the foregoing, the Servicer's obligation to deliver a report under this Subsection as to any calendar year, beginning with the report required in March 2007, shall be satisfied if an accountant attestation report is delivered in compliance with Subsection 11.20(a)(iii) for such calendar year."

               (i) The first series of cross-references in Subsection 11.24(a) of the Agreement is hereby amended to include 11.19(f).

               (j) The last paragraph of Subsection 11.24 of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of Subsections 11.20 and
                           12.01 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Subsection 11.20, in each case as and when required to be delivered."

               (k) Subsection 12.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

                           "(b) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                                    (i)(A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification, accountants' letter or other material provided under Section 11 by or on behalf of the Servicer, or provided under Section 11 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer



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                                    Information and not to any other
                                    information communicated in connection
                                    with a sale or purchase of securities,
                                    without regard to whether the Servicer
                                    Information or any portion thereof is
                                    presented together with or separately
                                    from such other information;

                                    (ii) any breach of the Servicer's
                                    obligations under, or any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under Sections 11.19, 11.20 and 11.21, including any failure by the Servicer to identify pursuant to Subsection 11.24(b) any Subcontractor "participating in the servicing function" within the meaning of
                                    Item 1122 of Regulation AB;

                                    (iii) any breach by the Servicer of a
                                    representation or warranty set forth in
                                    Subsection 11.19(g) or in a writing
                                    furnished pursuant to Subsection 11.19(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 11.19(h) to the extent made as of a date subsequent to such closing date; or

                                    (iii) any breach by the Servicer of a
                                    representation or warranty set forth in
                                    Subsection 11.19(g) or in a writing
                                    furnished pursuant to Subsection 11.19(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 11.19(h) to the extent made as of a date subsequent to such closing date; or

                                    (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Sections 11.19, 11.20, 11.21 or 12.01.

                           If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

                           In the case of any failure of performance described in clause (b)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.



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



                           This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

               (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 12.01(c)(i) of the Agreement:

                           "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

               (m) Subsection 13.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

                           "(b) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty
                           (60) days (or, in the case of the officer's certificate or the annual assessment of servicing compliance or the annual independent public accountants' servicing report required under Subsection 11.20, or the certification required under clause (v) of Subsection 11.20, ten (10)
                           days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

               (n) The word "or" is deleted from the end of Subsection 13.01(d), the word "or" is added at the end of Subsection 13.01(e) and the following paragraph is hereby incorporated into the Agreement as new Subsection 13.01(f):

                           "(f) failure by the Servicer to duly perform, within the required time period, its obligations under Subsections 11.20 or 11.21 which failure continues unremedied for a period of five (5) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

               (o) Subsection 14.02(b) of the Agreement is hereby deleted in its entirety.

               (p) The following paragraph is hereby incorporated into the Agreement as new Section 34:

         "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsection 11.21, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

               (q) Exhibit 9 to the Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Assignment as Exhibit II.

               (r) Exhibit 16 to the Agreement is hereby replaced in its entirety with Exhibit A-1 attached to this Assignment.



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


               (s) Exhibit 17 to the Agreement is hereby replaced in its entirety with Exhibit B-1 attached to this Assignment.

               (t) Written notice provided in compliance with Sections 11.19(d), (e) or (f) of the Agreement shall be substantially in the form of Exhibit C-1 to this Assignment.

         6. Indemnification

         The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

         7. Continuing Effect

         Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         8. Governing Law

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         9. Notices

         Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

         In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-7




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         With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-7

         In the case of the Trustee:

                  LaSalle Bank National Association,
                  as Trustee for the Morgan Stanley Mortgage Loan Trust 2006-7 135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Trust Administration- MSM 2006-7

         In the case of the Seller and the Servicer:

                  GreenPoint Mortgage Funding, Inc.,
                  100 Wood Hollow Drive
                  Novato, CA 94945
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-7

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

         10. Ratification

          Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

         11. Counterparts

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         12. Definitions

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                  MORGAN STANLEY MORTGAGE CAPITAL INC.


                                  By: /s/ Valerie Kay
                                      ---------------------------------------
                                      Name:   Valerie Kay
                                      Title:  VP


                                  MORGAN STANLEY CAPITAL I INC.


                                  By: /s/ Valerie Kay
                                      ---------------------------------------
                                      Name:   Valerie Kay
                                      Title:  VP


                                  GREENPOINT MORTGAGE FUNDING, INC.


                                  By: /s/ Susan Daria
                                      ---------------------------------------
                                      Name:   Susan Daria
                                      Title:  V.P.




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia Russo
    --------------------------------
     Name:   Patricia Russo
     Title:  Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-7


By: /s/ Christopher Lewis
    --------------------------------
Name:   Christopher Lewis
Title:  Asst. V.P.

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                       Description                            Decimal         Format Comment
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.
                                This may be different than the LOAN_NBR
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan by the
                                originator.
----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external
                                servicer to identify a group of loans in their
                                system.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is
                                due to the MM/DD/YYYY servicer at the end of
                                processing cycle, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                               MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the
                                bankruptcy filing.
----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has                                    MM/DD/YYYY
                                been approved by the courts
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either                            MM/DD/YYYY
                                by Dismissal, Discharged and/or a Motion For
                                Relief Was Granted.
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                              MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer
                                with instructions to begin foreclosure proceedings.                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure                       MM/DD/YYYY
                                Action
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                      MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.               2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the                              MM/DD/YYYY
                                property from the borrower.
----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is marketed.                       2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a particular price.                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO property.                     2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the                             MM/DD/YYYY
                                Servicer.
----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                                   MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                                                MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based on brokers            2
                                price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are                 2
                                completed pursuant to a broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
If applicable:
-------------
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop
                                paying on a loan. Code indicates the reason why
                                the loan is in default for this cycle.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage                           MM/DD/YYYY
                                Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                                        No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim                       2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                                MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company                     2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By                              MM/DD/YYYY
                                The Pool Insurer
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company                        2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                                      2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                                       2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                                      2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                                       2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                               2         No commas(,) or
                                                                                                                dollar signs ($)
----------------------------------------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM-   Approved Assumption
     o    BAP-    Borrower Assistance Program
     o    CO-     Charge Off
     o    DIL-    Deed-in-Lieu
     o    FFA-    Formal Forbearance Agreement
     o    MOD-    Loan Modification
     o    PRE-    Pre-Sale
     o    SS-     Short Sale
     o    MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o    Mortgagor
     o    Tenant
     o    Unknown
     o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o    Damaged
     o    Excellent
     o    Fair
     o    Gone
     o    Good
     o    Poor
     o    Special Hazard
     o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

          --------------------------------------------------------------------
          Delinquency Code       Delinquency Description
          --------------------------------------------------------------------
          001                    FNMA-Death of principal mortgagor
          --------------------------------------------------------------------
          002                    FNMA-Illness of principal mortgagor
          --------------------------------------------------------------------
          003                    FNMA-Illness of mortgagor's family member
          --------------------------------------------------------------------
          004                    FNMA-Death of mortgagor's family member
          --------------------------------------------------------------------
          005                    FNMA-Marital difficulties
          --------------------------------------------------------------------
          006                    FNMA-Curtailment of income
          --------------------------------------------------------------------
          007                    FNMA-Excessive Obligation
          --------------------------------------------------------------------
          008                    FNMA-Abandonment of property
          --------------------------------------------------------------------
          009                    FNMA-Distant employee transfer
          --------------------------------------------------------------------

          --------------------------------------------------------------------
          011                    FNMA-Property problem
          --------------------------------------------------------------------
          012                    FNMA-Inability to sell property
          --------------------------------------------------------------------
          013                    FNMA-Inability to rent property
          --------------------------------------------------------------------
          014                    FNMA-Military Service
          --------------------------------------------------------------------
          015                    FNMA-Other
          --------------------------------------------------------------------
          016                    FNMA-Unemployment
          --------------------------------------------------------------------
          017                    FNMA-Business failure
          --------------------------------------------------------------------
          019                    FNMA-Casualty loss
          --------------------------------------------------------------------
          022                    FNMA-Energy environment costs
          --------------------------------------------------------------------
          023                    FNMA-Servicing problems
          --------------------------------------------------------------------
          026                    FNMA-Payment adjustment
          --------------------------------------------------------------------
          027                    FNMA-Payment dispute
          --------------------------------------------------------------------
          029                    FNMA-Transfer of ownership pending
          --------------------------------------------------------------------
          030                    FNMA-Fraud
          --------------------------------------------------------------------
          031                    FNMA-Unable to contact borrower
          --------------------------------------------------------------------
          INC                    FNMA-Incarceration
          --------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

          --------------------------------------------------------------------
                Status Code      Status Description
          --------------------------------------------------------------------
                    09           Forbearance
          --------------------------------------------------------------------
                    17           Pre-foreclosure Sale Closing Plan Accepted
          --------------------------------------------------------------------
                    24           Government Seizure
          --------------------------------------------------------------------
                    26           Refinance
          --------------------------------------------------------------------
                    27           Assumption
          --------------------------------------------------------------------
                    28           Modification
          --------------------------------------------------------------------
                    29           Charge-Off
          --------------------------------------------------------------------
                    30           Third Party Sale
          --------------------------------------------------------------------
                    31           Probate
          --------------------------------------------------------------------
                    32           Military Indulgence
          --------------------------------------------------------------------
                    43           Foreclosure Started
          --------------------------------------------------------------------
                    44           Deed-in-Lieu Started
          --------------------------------------------------------------------
                    49           Assignment Completed
          --------------------------------------------------------------------
                    61           Second Lien Considerations
          --------------------------------------------------------------------
                    62           Veteran's Affairs-No Bid
          --------------------------------------------------------------------
                    63           Veteran's Affairs-Refund
          --------------------------------------------------------------------
                    64           Veteran's Affairs-Buydown
          --------------------------------------------------------------------
                    65           Chapter 7 Bankruptcy
          --------------------------------------------------------------------
                    66           Chapter 11 Bankruptcy
          --------------------------------------------------------------------
                    67           Chapter 13 Bankruptcy
          --------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


---------------------------------------------------------------------------------------------------------------------------------
Column Name              Description                                    Decimal   Format Comment                            Max
                                                                                                                           Size
---------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a           Text up to 10 digits                          20
                         group of loans.
---------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by           Text up to 10 digits                          10
                         the investor.
---------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the              Text up to 10 digits                          10
                         Servicer. This may be different
                         than the LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.             Maximum length of 30 (Last, First)            30
                         It is not separated by first and last name.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled         2    No commas(,) or dollar signs ($)              11
                         interest payment that a borrower is expected
                         to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the         4    Max length of 6                                6
                         Servicer.
---------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service     4    Max length of 6                                6
                         fee rate as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as             4    Max length of 6                                6
                         reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as           2    No commas(,) or dollar signs ($)              11
                         reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by        2    No commas(,) or dollar signs ($)              11
                         the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the              4    Max length of 6                                6
                         Servicer.
---------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate      4    Max length of 6                                6
                         a forecasted rate.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at        2    No commas(,) or dollar signs ($)              11
                         the beginning of the processing cycle.
---------------------------------------------------------------------------------------------------------------------------------





ACTL_END_PRIN_BAL        The borrower's actual principal balance at        2    No commas(,) or dollar signs ($)              11
                         the end of the processing cycle.
---------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that           MM/DD/YYYY                                    10
                         the borrower's next payment is due to the
                         Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.       2    No commas(,) or dollar signs ($)              11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the               MM/DD/YYYY                                    10
                         first curtailment amount.
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first             2    No commas(,) or dollar signs ($)              11
                         curtailment amount, if applicable.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.      2    No commas(,) or dollar signs ($)              11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the               MM/DD/YYYY                                    10
                         second curtailment amount.
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second            2    No commas(,) or dollar signs ($)              11
                         curtailment amount, if applicable.
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.       2    No commas(,) or dollar signs ($)              11
---------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the               MM/DD/YYYY                                    10
                         third curtailment amount.
---------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third             2    No commas(,) or dollar signs ($)              11
                         curtailment amount, if applicable.
---------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by     2    No commas(,) or dollar signs ($)              11
                         the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the               MM/DD/YYYY                                    10
                         Servicer.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Action Code Key: 15=Bankruptcy,                2
                                                                                30=Foreclosure, , 60=PIF,
                                                                                63=Substitution, 65=Repurchase,70=REO
                                                                        ---------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code
                         used to indicate the
                         default/delinquent status of a
                         particular loan.
---------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as          2    No commas(,) or dollar signs ($)              11
                         reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment                 2    No commas(,) or dollar signs ($)              11

---------------------------------------------------------------------------------------------------------------------------------



                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if               2    No commas(,) or dollar signs ($)              11
                         applicable.
---------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss,     2    No commas(,) or dollar signs ($)              11
                         if applicable.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount        2    No commas(,) or dollar signs ($)              11
                         due at the beginning of the cycle date to be
                         passed through to investors.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to            2    No commas(,) or dollar signs ($)              11
                         investors at the end of a processing cycle.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by     2    No commas(,) or dollar signs ($)              11
                         the Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the      2    No commas(,) or dollar signs ($)              11
                         service fee amount for the current
                         cycle as reported by the Servicer
                         -- only applicable for
                         Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the      2    No commas(,) or dollar signs ($)              11
                         Servicer for the current reporting
                         cycle -- only applicable for
                         Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the         2    No commas(,) or dollar signs ($)              11
                         service fee amount for the current
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower       2    No commas(,) or dollar signs ($)              11
                         prepays on his loan as reported by the
                         Servicer.
---------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan        2    No commas(,) or dollar signs ($)              11
                         waived by the servicer.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the                      MM/DD/YYYY                                    10
                         Modification for the loan.
---------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                 Varchar - value can be alpha                  30
---------------------------------------------------------------------------------------------------------------------------------


                                                                                or numeric
---------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and             2    No commas(,) or dollar signs ($)              11
                         interest advances made by Servicer.
---------------------------------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
         (u)

         (v) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable. Required documentation:
                  *  For taxes and insurance advances - see page 2 of 332 form
                     - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                   * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history showing all payments
                  * REO repairs > $1500 require explanation
                  * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L supporting the
                    decision and WFB's approved Officer Certificate
                  * Unusual or extraordinary items may require further
                    documentation.
         13.      The total of lines 1 through 12.
         (w)      Credits:

         14-21. Complete as applicable. Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
                  * Copy of EOB for any MI or gov't guarantee
                  * All other credits need to be clearly defined on the 332
                    form
         22. The total of lines 14 through 21.

         Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial
                        proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

--------------------------------------------------------------------------------
Exhibit IIE: Calculation of Realized Loss/Gain Form 332
--------------------------------------------------------------------------------

  Prepared by:  __________________                   Date:  _______________
  Phone:  ________________________   Email Address:_____________________


 ---------------------    -------------------------    -----------------------
| Servicer Loan No.   |  | Servicer Name           |  | Servicer Address       |
|                     |  |                         |  |                        |
|                     |  |                         |  |                        |
 ---------------------    -------------------------    -----------------------

  WELLS FARGO BANK, N.A. Loan No._____________________________

  Borrower's Name: _____________________________________________________
  Property Address: ____________________________________________________

  Liquidation Type:  REO Sale      3rd Party Sale       Short Sale    Charge Off

  Was this loan granted a Bankruptcy deficiency or cramdown      Yes       No
  If "Yes", provide deficiency or cramdown amount ______________________________

  Liquidation and Acquisition Expenses:
  (1)  Actual Unpaid Principal Balance of Mortgage Loan      $ ___________ (1)
  (2)  Interest accrued at Net Rate                            ___________ (2)
  (3)  Accrued Servicing Fees                                  ___________ (3)
  (4)  Attorney's Fees                                         ___________ (4)
  (5)  Taxes (see page 2)                                      ___________ (5)
  (6)  Property Maintenance                                    ___________ (6)
  (7)  MI/Hazard Insurance Premiums (see page 2)               ___________ (7)
  (8)  Utility Expenses                                        ___________ (8)
  (9)  Appraisal/BPO                                           ___________ (9)
  (10) Property Inspections                                    ___________ (10)
  (11) FC Costs/Other Legal Expenses                           ___________ (11)
  (12) Other (itemize)                                         ___________ (12)
       Cash for Keys__________________________                 ___________ (12)
       HOA/Condo Fees_______________________                   ___________ (12)
       ______________________________________                  ___________ (12)

       Total Expenses                                        $ ___________ (13)
  Credits:
  (14) Escrow Balance                                        $ ___________ (14)
  (15) HIP Refund                                              ___________ (15)
  (16) Rental Receipts                                         ___________ (16)
  (17) Hazard Loss Proceeds                                    ___________ (17)
  (18) Primary Mortgage Insurance / Gov't Insurance            ___________ (18a)
  HUD Part A                                                   ___________ (18b)

  HUD Part B
  (19) Pool Insurance Proceeds                                 ___________ (19)
  (20) Proceeds from Sale of Acquired Property                 ___________ (20)
  (21) Other (itemize)                                         ___________ (21)
       _________________________________________               ___________ (21)

       Total Credits                                         $ ___________ (22)
  Total Realized Loss (or Amount of Gain)                    $ ___________ (23)

Escrow Disbursement Detail


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------
       Type            Date Paid         Period of        Total Paid       Base Amount        Penalties         Interest
   (Tax /Ins.)                            Coverage
------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

         Re:     The [               ] agreement dated as of [      ], 200[ ]
                 (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of GreenPoint
Mortgage Funding, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

   (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit 17 to the Fourth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of December 1, 2005 (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

   (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

   (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

   (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

   (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                        Date:  _________________________________


                                        By:    _________________________________
                                               Name:

                                               Title:

                                  EXHIBIT B-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


--------------------------------------------------------------------------------
                                                                 Applicable
                                                                  Servicing
                           Servicing Criteria                     Criteria
--------------------------------------------------------------------------------
  Reference                        Criteria
--------------------------------------------------------------------------------
                       General Servicing Considerations
--------------------------------------------------------------------------------
                  Policies and procedures are instituted to
                  monitor any performance or other triggers            X
                  and events of default in accordance with the
1122(d)(1)(i)     transaction agreements.
--------------------------------------------------------------------------------
                  If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the             X
                  third party's performance and compliance
1122(d)(1)(ii)    with such servicing activities.
--------------------------------------------------------------------------------
                  Any requirements in the transaction
                  agreements to maintain a back-up servicer
1122(d)(1)(iii)   for the mortgage loans are maintained.
--------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions
                  policy is in effect on the party
                  participating in the servicing function
                  throughout the reporting period in the               X
                  amount of coverage required by and otherwise
                  in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------
                      Cash Collection and Administration
--------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited
                  into the appropriate custodial bank accounts
                  and related bank clearing accounts no more           X
                  than two business days following receipt, or
                  such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------
                  Disbursements made via wire transfer on
                  behalf of an obligor or to an investor are           X
1122(d)(2)(ii)    made only by authorized personnel.
--------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding
                  collections, cash flows or distributions,
                  and any interest or other fees charged for           X
                  such advances, are made, reviewed and
                  approved as specified in the transaction
1122(d)(2)(iii)   agreements.
--------------------------------------------------------------------------------
                  The related accounts for the transaction,
                  such as cash reserve accounts or accounts
                  established as a form of
                  overcollateralization, are separately                X
                  maintained (e.g., with respect to
                  commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 Applicable
                                                                  Servicing
                           Servicing Criteria                     Criteria
--------------------------------------------------------------------------------
  Reference                        Criteria
--------------------------------------------------------------------------------
                  Each custodial account is maintained at a
                  federally insured depository institution as
                  set forth in the transaction agreements. For
                  purposes of this criterion, "federally
                  insured depository institution" with respect         X
                  to a foreign financial institution means a
                  foreign financial institution that meets the
                  requirements of Rule 13k-1 (b)(1) of the
1122(d)(2)(v)     Securities Exchange Act.
--------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to
1122(d)(2)(vi)    prevent unauthorized access.                         X
--------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly
                  basis for all asset-backed securities
                  related bank accounts, including custodial
                  accounts and related bank clearing accounts.
                  These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar
                  days after the bank statement cutoff date,
                  or such other number of days specified in            X
                  the transaction agreements; (C) reviewed and
                  approved by someone other than the person
                  who prepared the reconciliation; and (D)
                  contain explanations for reconciling items.
                  These reconciling items are resolved within
                  90 calendar days of their original
                  identification, or such other number of days
1122(d)(2)(vii)   specified in the transaction agreements.
--------------------------------------------------------------------------------
                      Investor Remittances and Reporting
--------------------------------------------------------------------------------
                  Reports to investors, including those to be
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements
                  and applicable Commission requirements.
                  Specifically, such reports (A) are prepared
                  in accordance with timeframes and other
                  terms set forth in the transaction                   X
                  agreements; (B) provide information
                  calculated in accordance with the terms
                  specified in the transaction agreements; (C)
                  are filed with the Commission as required by
                  its rules and regulations; and (D) agree
                  with investors' or the trustee's records as
                  to the total unpaid principal balance and
                  number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
--------------------------------------------------------------------------------
                  Amounts due to investors are allocated and
                  remitted in accordance with timeframes,              X
                  distribution priority and other terms set
1122(d)(3)(ii)    forth in the transaction agreements.
--------------------------------------------------------------------------------
                  Disbursements made to an investor are posted
                  within two business days to the Servicer's
                  investor records, or such other number of            X
                  days specified in the transaction
1122(d)(3)(iii)   agreements.
--------------------------------------------------------------------------------
                  Amounts remitted to investors per the
                  investor reports agree with cancelled                X
                  checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 Applicable
                                                                  Servicing
                           Servicing Criteria                     Criteria
--------------------------------------------------------------------------------
  Reference                        Criteria
--------------------------------------------------------------------------------
                           Pool Asset Administration
--------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is
                  maintained as required by X the transaction          X
                  agreements or related mortgage loan
1122(d)(4)(i)     documents.
--------------------------------------------------------------------------------
                  Mortgage loan and related documents are
                  safeguarded as required by the transaction           X
1122(d)(4)(ii)    agreements
--------------------------------------------------------------------------------
                  Any additions, removals or substitutions to
                  the asset pool are made, reviewed and
                  approved in accordance with any conditions           X
                  or requirements in the transaction
1122(d)(4)(iii)   agreements.
--------------------------------------------------------------------------------
                  Payments on mortgage loans, including any
                  payoffs, made in accordance with the related
                  mortgage loan documents are posted to the
                  Servicer's obligor records maintained no
                  more than two business days after receipt,           X
                  or such other number of days specified in
                  the transaction agreements, and allocated to
                  principal, interest or other items (e.g.,
                  escrow) in accordance with the related
1122(d)(4)(iv)    mortgage loan documents.
--------------------------------------------------------------------------------
                  The Servicer's records regarding the
                  mortgage loans agree with the Servicer's             X
                  records with respect to an obligor's unpaid
1122(d)(4)(v)     principal balance.
--------------------------------------------------------------------------------
                  Changes with respect to the terms or status
                  of an obligor's mortgage loans (e.g., loan
                  modifications or re-agings) are made,                X
                  reviewed and approved by authorized
                  personnel in accordance with the transaction
1122(d)(4)(vi)    agreements and related pool asset documents.
--------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g.,
                  forbearance plans, modifications and deeds
                  in lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,         X
                  conducted and concluded in accordance with
                  the timeframes or other requirements
1122(d)(4)(vii)   established by the transaction agreements.
--------------------------------------------------------------------------------
                  Records documenting collection efforts are
                  maintained during the period a mortgage loan
                  is delinquent in accordance with the
                  transaction agreements. Such records are
                  maintained on at least a monthly basis, or
                  such other period specified in the                   X
                  transaction agreements, and describe the
                  entity's activities in monitoring delinquent
                  mortgage loans including, for example, phone
                  calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
1122(d)(4)(viii)  temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of
                  return for mortgage loans with variable              X
                  rates are computed based on the related
1122( d)( 4 )(ix) mortgage loan documents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 Applicable
                                                                  Servicing
                           Servicing Criteria                     Criteria
--------------------------------------------------------------------------------
  Reference                        Criteria
--------------------------------------------------------------------------------
                  Regarding any funds held in trust for an
                  obligor (such as escrow accounts): (A) such
                  funds are analyzed, in accordance with the
                  obligor's mortgage loan documents, on at
                  least an annual basis, or such other period
                  specified in the transaction agreements; (B)
                  interest on such funds is paid, or credited,         X
                  to obligors in accordance with applicable
                  mortgage loan documents and state laws; and
                  (C) such funds are returned to the obligor
                  within 30 calendar days of full repayment of
                  the related mortgage loans, or such other
                  number of days specified in the transaction
1122( d)( 4 )(x)  agreements.
--------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such
                  as tax or insurance payments) are made on or
                  before the related penalty or expiration
                  dates, as indicated on the appropriate bills
                  or notices for such payments, provided that          X
                  such support has been received by the
                  servicer at least 30 calendar days prior to
                  these dates, or such other number of days
1122( d)( 4 )(xi) specified in the transaction agreements.
--------------------------------------------------------------------------------
                  Any late payment penalties in connection
                  with any payment to be made on behalf of an
                  obligor are paid from the servicer's funds           X
                  and not charged to the obligor, unless the
                  late payment was due to the obligor's error
1122(d)(4)(xii)   or omission.
--------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor
                  are posted within two business days to the
                  obligor's records maintained by the                  X
                  servicer, or such other number of days
1122(d)(4)(xiii)  specified in the transaction agreements.
--------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible
                  accounts are recognized and X recorded in            X
1122(d)(4)(xiv)   accordance with the transaction agreements.
--------------------------------------------------------------------------------
                  Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3) or
                  Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)    set forth in the transaction agreements.
--------------------------------------------------------------------------------

                                        [GREENPOINT MORTGAGE FUNDING, INC.]
                                        [NAME OF SUBSERVICER]


                                        Date:  _________________________________



                                        By:    _________________________________
                                               Name:
                                               Title:

                                  EXHIBIT C-1


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-7 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section [11.19(d)][11.19(e)][11.19(f)] of the Fourth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of December 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form
[ ] Disclosure:

        Any inquiries related to this notification should be directed to [    ],
phone number:  [   ]; email address:  [   ].

        [NAME OF PARTY]

        as [role]


        By: __________________________________

            Name:

            Title: